Investor Update First Quarter 2013 May 6, 2013

Safe Harbor Statement * Forward-Looking Language This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the effects of greater than anticipated competition which could require us to implement new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; the effects of competition from cable, wireless and other wireline carriers; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; the effects of changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures, products and service offerings, including the lack of assurance that our network improvements in speed and capacity will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, pension and postemployment expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts in 2013 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2013 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity may affect our payment of dividends on our common shares; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures * The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, EBITDA or “operating cash flow,” which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow. Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Quarterly Snapshot * Notes: 1) Total revenue including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less access services. Access services include switched access and subsidies. Prior period revenue and certain operating statistics have been revised from the previously disclosed amounts to reflect the immaterial reclassification of certain revenues and the adjustment of certain operating statistics. 3) Represents Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures and network expansion funded by CAF grants. 5) Free cash flow as defined by Frontier, and excluding integration costs and capex. 6) 3Q12 includes $15 million and 4Q12 includes $7 million of storm costs; 4Q12 includes $5 million and 1Q13 includes $7 million of Apple Gift Card costs. Please see Non-GAAP Reconciliations in Appendix.

* Net residential customer losses improved 38% sequentially and 57% year-over-year Added 28,177 net broadband customers – a record number since the acquisition Residential ARPC is up as a result of broadband product mix and sales of new services, such as Frontier Secure Q1 2013 Adjusted EBITDA Margins stable with Q4 2012 despite revenue decline Increasing rate of data revenue growth year-over-year builds foundation for future First Quarter Results Strategic and Operating Achievements

* Drive Revenue Growth Key Strategic and Operating Objectives Improvement in alternative sales channels are driving customer acquisition Improvement in customer service and activation processes are driving customer satisfaction and call center conversion rates Simplified pricing and bundles are driving broadband sales Focus on selling multiple products continues to gain traction with migration to double and triple play bundles and strong sales of Frontier Secure New opportunities – Cloud Service trial later this year, Mobility, Expanded CPE Portfolio

* Keep Customers Key Strategic and Operating Objectives Residential customer loss rate continues to improve Continue to broaden the range and attractiveness of Frontier offerings Maintaining high customer service Continuing to improve network reach and speeds Residential customer churn has improved over the past four quarters; down substantially from 2010 / 2011 levels

* Lead with Broadband Key Strategic and Operating Objectives Net additions of 28,177 in Q1 More net adds in Q1 than in all of 2012 Strength across the board: Additions coming from double and triple play Custom Value Packages, Frontier’s Simply Broadband and Satellite Broadband 130k new Households to be passed by broadband in 2013 Funding for 55k from Federal CAF subsidy Substantial runway to drive higher penetration in residential broadband Current penetration is approximately a quarter of our market Over half of our broadband customers are in areas that are capable of higher speed tiers This represents a substantial opportunity longer-term

* Simplification and Cost Savings Key Strategic and Operating Objectives On track to achieving goal of $100 Million in net cash operating expense reduction in 2013 Reducing compensation costs, managing attrition, and reducing use of contractors Consolidating vendors Improving efficiency and productivity Simplifying processes to improve customer experience Consolidating real estate

Network Roadmap * Solid improvement in 20 Mbps and 12 Mbps categories in Q1 Deploying Ethernet, ADSL2+ Bonding and VDSL2 technology Awaiting FCC decision on expansion of CAF Phase 1 to finalize future upgrade plans

Key Customer Metrics Continue to Improve * Customer loss trends are improving significantly in Residential and Commercial Reduction in rate of losses will benefit revenue Have built strong momentum in broadband growth Notes: (1) Video reflects only DISH and FiOS; Subscriber units in 000s. DirecTV excluded due to unbundling in 3Q 2012. Prior periods have been revised.

Revenues * Customer Rev declined 2.2% quarter-over-quarter Regulatory 9.3% of total, excluding surcharges Majority of revenue remains non-voice Business declined 3% quarter-over-quarter Residential decline 1.3% quarter-over-quarter Notes: $ Millions. Numbers may not sum due to rounding. Prior period revenue and certain operating statistics have been revised from the previously disclosed amounts to reflect the immaterial reclassification of certain revenues and the adjustment of certain operating statistics.

Residential & Business ARPC * Residential ARPC +1.7% year-over-year Reflects improved pricing, product rationalization & promotions Business ARPC +4.0% year-over-year Notes: (1) Sequential quarterly change; ARPC = Average Revenue Per Customer calculated per month. Prior period revenue and certain operating statistics have been revised from the previously disclosed amounts to reflect the immaterial reclassification of certain revenues and the related impact on ARPC amounts.

Cash Operating Expenses * Objective remains to reduce total cash expenses by $100M during 2013 Further wage and non-wage actions underway to meet Frontier’s goal Annualized reduction of $60M in Q1 Adjusted EBITDA margin maintained at 46.6% Notes: $ Millions. Please see Non-GAAP reconciliation in Appendix

Cash Flow / Dividend Payout * Q1 and trailing four quarter Free Cash Flow remains strong Dividend payout ratio was 48% and within our estimated range No integration expenses or capital expenditures in 2013 * Includes Integration Expenses and Capital Expenditures

Credit & Liquidity * Leverage (Net Debt / Adj EBITDA) for 1Q13 at 3.22x $1.67B of liquidity at the end of Q1 Notes: (1) Calculation excludes non-current restricted cash. Numbers may not sum due to rounding.

* Notes: $ Millions. Numbers may not sum due to rounding Debt Profile Pro-Forma for Announced Transactions * $58 million current and $8.2 billion long-term debt outstanding Announced transactions during April 2013: Issued $750 million of 7.625% Senior Notes due 2024 Repurchased Senior Notes totaling $209 million Completed tenders for Senior Notes totaling $698 million $583 million of Cash and Cash Equivalents and Current Restricted Cash (after settlement of Announced Transactions) $750 million committed Revolving Credit Facility completed on May 3rd: commitments extended to November 2016 Notes: $ Millions. Numbers may not sum due to rounding.

Guidance Reaffirmed * Notes: $ Millions. See Appendix for calculation of Free Cash Flow (FCF)

Appendix *

Non-GAAP Reconciliation * Notes: $ Millions. Numbers may not sum due to rounding

* Frontier Communications Corp. (NASDAQ: FTR) Investor Relations Frontier Communications Corp. 3 High Ridge Park Stamford, CT 06905 203.614.4606 IR@FTR.com